================================================================


                            United States
               Securities and Exchange Commission
                         Washington, D.C. 20549


                         ----------------------
                              FORM 8-K
                         ----------------------



                         Current Report
               Pursuant to Section 13 OR 15(d) of the
                   Securities Exchange Act of 1934



     July 16, 1998                                0-16132
     Date of Report                     Commission File Number
(Date of earliest event reported)



                         Celgene Corporation
     (Exact name of registrant as specified in its charter)



          Delaware                           22-2711928
(State or other jurisdiction            (I.R.S. Employer
of incorporation or organization)       Identification Number)



                         7 Powder Horn Drive
                       Warren, New Jersey 07059
               -----------------------------------------
          (Address of Principal Executive Offices) (Zip Code)



                              (732) 271-1001

          (Registrant's telephone number, including area code)


================================================================


Item 5.   Other Events.

On July 16, 1998, Celgene Corporation (the "Company") received clearance from the U.S. Food and Drug Administration to market and sell Thalomid (TM)(Thalidomide)for the treatment of erythema nodosum leprosum (ENL), a severe and debilitating condition associated with leprosy.

Item 7.   Financial Statements, Unaudited Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable

(c)  Exhibits

          99   Press Release, dated July 16, 1998.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 21, 1998           CELGENE CORPORATION



                              By:  /s/ John W. Jackson
                              Name:     John W. Jackson
                              Title:    Chairman of the Board and
                                        Chief Executive Officer